RBC Financial Institutions Conference September 24-26, 2007 Exhibit 99.1

This presentation contains forward looking statements concerning Valley’s future business outlook, financial condition and operating results. Generally, the words "will," "may," "should," "continue," "believes," "expects," "anticipates" or similar expressions identify forward looking statements. Readers are advised not to place undue reliance on these forward looking statements as they are influenced by certain risk factors and unpredictable events. Factors that could cause actual results to differ materially from those predicted by the forward looking statements include among others:
unanticipated changes in the direction of interest rates;
volatility in earnings due to certain financial assets and liabilities held at fair value;
competition from banks and other financial institutions;
changes in loan, investment and mortgage prepayment assumptions;
a higher level of net loan charge-offs and delinquencies than anticipated;
insufficient allowance for loan losses;
changes in relationships with major customers;
changes in effective income tax rates;
higher or lower cash flow levels than anticipated;
inability to hire and retain qualified employees;
slowdown in levels of deposit growth;
a decline in the economy in New Jersey and New York;
a decrease in loan origination volume;
a change in legal and regulatory barriers including issues related to compliance with anti-money laundering and
Bank Secrecy Act laws;
adoption and implementation of new accounting pronouncements, including SFAS No. 159;
the development of new tax strategies or the disallowance of prior tax strategies; and
operational risks, including the risk of fraud by employees or outsiders and unanticipated litigation pertaining to fiduciary responsibility
NOTE:  Valley disclaims any obligation to update or revise forward looking statements for any reason.
Information For Investors And Shareholders

Overview of Valley National Bancorp
80 Years - Commercial Bank
Management Longevity/Ownership
Big Bank – Act Like Small Privately Owned Company
Marketplace
Sound Asset Quality
Strong Financial Performance
Consistent Shareholder Returns

Historical Performance
*Per share data reflects the 5% common stock dividend issued on May 25, 2007
Historical Financial Data (1986-2006)*
(Dollars in millions, except for share data)
Diluted
Year Total Net Earnings Stock Splits
End Assets Income Per Share and Dividends
2006 $12,395 $163.7 $1.33 1.33% 17.24% $ 0.81 5/06 - 5% Stock Dividend
2005 12,436 163.4 1.36 1.39 19.17 0.79 5/05 - 5% Stock Dividend
2004 10,763 154.4 1.34 1.51 22.77 0.77 5/04 - 5% Stock Dividend
2003 9,873 153.4 1.34 1.63 24.21 0.73 5/03 - 5% Stock Dividend
2002 9,148 154.6 1.29 1.78 23.59 0.69 5/02 - 5:4 Stock Split
2001 8,590 135.2 1.09 1.68 19.70 0.65 5/01 - 5% Stock Dividend
2000 6,426 106.8 1.05 1.72 20.28 0.61 5/00 - 5% Stock Dividend
1999 6,360 106.3 0.99 1.75 18.35 0.58 5/99 - 5% Stock Dividend
1998 5,541 97.3 0.95 1.82 18.47 0.53 5/98 - 5:4 Stock Split
1997 5,091 85.0 0.86 1.67 18.88 0.46 5/97 - 5% Stock Dividend
1996 4,687 67.5 0.76 1.47 17.23 0.41 5/96 - 5% Stock Dividend
1995 4,586 62.6 0.69 1.40 16.60 0.39 5/95 - 5% Stock Dividend
1994 3,744 59.0 0.77 1.60 20.03 0.37 5/94 - 10% Stock Dividend
1993 3,605 56.4 0.74 1.62 21.42 0.29 4/93 - 5:4 Stock Split
1992 3,357 43.4 0.58 1.36 19.17 0.26 4/92 - 3:2 Stock Split
1991 3,055 31.7 0.43 1.29 15.40 0.25
1990 2,149 28.6 0.40 1.44 14.54 0.25
1989 1,975 36.0 0.48 1.92 19.93 0.24
1988 1,835 34.2 0.46 2.00 20.96 0.22 7/88 - 3:2 Stock Split
1987 1,663 32.1 0.44 2.02 22.95 0.20
1986 1,615 29.6 0.41 1.99 24.90 0.16 5/86 - 3:2 Stock Split
Return on
Average
Assets
Return on
Average
Equity
Dividends
Per Share

Current Performance
1 Reflects annual compound growth for the period 2002-2006,
except for diluted EPS, which reflects 2007 YTD EPS vs. 2006 YTD EPS growth rate
2
Per share data reflects the 5% common stock dividend issued on May 25, 2007
3  Includes Loans Held for Sale
4 Includes Retail Repos
As of
6/30/2007
Compound
Annual Growth
Rate

Diluted EPS (YTD)

$0.74 12.12%
Total Assets ($000) 12,319,087 8.04%
Total Loans ($000)

8,186,374 9.80%
Total Deposits ($000)

8,782,064 7.08%
Total Equity ($000) 926,602 11.33%
Return on Equity (Average) 19.25% 21.40%
Return on Tangible Equity (Average) 24.90% 24.33%
Return on Assets (Average) 1.46% 1.53%

Valley’s Performance
Consistent strong performance despite difficult
economic / market forces
Compressed margins
Flat to inverted yield curve
Shift in marketplace to riskier loans, terms and
conditions
Valley’s objectives
Maintain a quality balance sheet
Manage balance sheet, not be managed by balance
sheet growth
Continue to produce strong operating results
Minimize earnings volatility

Valley’s Operational Efficiency
$298,776
$526,853
0
100,000
200,000
300,000
400,000
500,000
600,000
Occupancy Cost per Branch
Peer group consists of banks with total assets between $3 billion and $50 billion
© 2000-2007 SNL Financial (snl.com) All rights reserved
Data reflects 2
nd
quarter 2007 information as calculated by SNL Financial.
For the first 6 months of 2007, Valley’s efficiency
ratio was 48.05% (exclusive of the financial services division).
52.12%
59.55%
50.00%
52.00%
54.00%
56.00%
58.00%
60.00%
Efficiency Ratio
Valley Peer Group

Credit Quality
Focus on loan quality and profitability over growth
Proven record of superior asset quality
throughout various economic cycles
Have always abstained from exotic residential
mortgage structures and other volatile products,
including sub-prime loans, option ARM’s and high
loan to value home equity and residential loans

Percentage of Total and Average Loans

Valley National Bancorp

Loan Quality  2002- 6/30/2007
0.38%
0.24%
0.36%
0.11%
0.44%
0.11%
0.32%
0.05%
0.33%
0.12%
0.35%
0.10%
0.00%
0.50%
1.00%
1.50%
2.00%
2002 2003 2004 2005 2006 6/30/2007
Non-Performing Loans to Total Loans Net Charge-Offs to Average Loans
annualized

Net Charge-offs to Average Loans (%)

Ymerge

Valley National Bancorp

Net Charge-offs to Average Loans
2003 - 2006
(average)
© 2000-2007 SNL Financial (snl.com) All rights reserved
0.09%
0.25%
0.28%
1.07%
0.00%
0.03%
0.01%
0.10%
0.23%
0.68%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
Total Loans Consumer Home Equity CRE C&I
Valley Peer Group
Peer group consists of banks with total assets between $3 billion and $50 billion

Net Charge Offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
6/30/2007

11 Net Charge-offs to Average Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Valley FDIC Insured Commercial Banks Total Loan Portfolio Source – FDIC Recession

Residential Mtg. Customer Profile
750 Current FICO Score
42% Current Market Value Loan to Value
59% Original Loan to Value
Residential
Customer
1
Valley customer profile reflects an independent portfolio review conducted by Fannie Mae
2 Reflects July 2007 Indymac servicing data
3
Reflects July 31, 2007 delinquency rates
30 day + Delinquency Rate
Valley Customer Profile
0.09% 8.23% Home Equity Loans
22.44%
4.79%
Industry
2
N/A Sub-prime Loans
0.33% Residential Mortgage
Valley
3
1

Net Charge Offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
6/30/2007

Valley National Bancorp

Net Charge-offs to Average Loans
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
Valley FDIC Insured Commercial Banks
Residential Mortgages
* Increase between 1993 – 1996 is mainly attributable to acquisitions
Source – FDIC
Recession

Net Charge Offs to Average Loans (%)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
6/30/2007

Valley National Bancorp

Net Charge-offs to Average Loans
-0.10%
-0.05%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
Valley FDIC Insured Commercial Banks
Home Equity
* Increase between 1993 – 1996 is mainly attributable to acquisitions
Source – FDIC
Recession

27%
57%
2%
14%
New Jersey New York Pennsylvania Florida
16%
77%
7%
Total # of Originations - 30,317
2003
Total # of Originations - 52,112*
2
nd
Qtr. 2007
Consumer Loan Strategy
Expand Geographic Footprint
*Annualized results as of June 30, 2007
Unit numbers reflects indirect dealer auto originations

Commercial Loan Strategy
Aircraft lending and equipment leasing
business lines have grown on average
35.6% annually since inception.
Approximately $200 million in total loan growth.
Healthcare lending business line has grown
126% in the last two years.
Over $120 million in total loan growth.

Sussex County, NJ
Passaic County, NJ
Bergen County, NJ
Warren County, NJ
Morris County, NJ
Essex County, NJ
Hudson County, NJ
Union County, NJ
Somerset County, NJ
Middlesex County, NJ
Monmouth County, NJ

Valley National Bancorp

Valley’s New Jersey and Rockland
County Locations
Current Valley branches
Branches under construction
Branches under Construction
Hackensack II, Bergen County
Upper Montclair, Essex County
Jersey City II, Hudson County
Milltown, Middlesex County
North Brunswick, Middlesex County
North Brunswick II, Middlesex County
Piscataway, Middlesex County
Freehold, Monmouth County
Manalapan, Monmouth County
Chestnut Ridge, Rockland County
Montebello, Rockland County

New York County, NY
Queens County, NY
Kings County, NY

Valley National Bancorp

Valley’s New York City Locations
© 2000-2007 SNL Financial (snl.com) All rights reserved
Current Valley branches
Branches under construction
1 Deposits reflected represent total industry retail deposits as of June 30, 2006
Branches under Construction
1212 Ave M, Brooklyn
1633 Sheepshead Bay, Brooklyn
1715 Kings Highway, Brooklyn
2054 86
th
St, Brooklyn
2902 Ave U, Brooklyn
7726 3
rd
Ave, Brooklyn
875 Manhattan Ave, Brooklyn

th
St and 8
th
Ave, Manhattan
107 Liberty Ave, Queens
69-20 80
th
St, Queens
64-01/61-80 Grand Ave, Queens
76-09 Main St, Queens
94-05 63
rd
Drive, Queens

NYC Branch Expansion Highlights
Since initial foray into NYC, with acquisition of
Merchants in 2001, average core deposits have
grown 25%
(exclusive of De Novo branches).
Opened 5 De Novo branches in Manhattan since
2003.
Opened 2 De Novo branches in Brooklyn in 2007.
18
th
avenue (operating 8 months) - $41 million in
deposits as of August, 2007.
Ave. J (operating 3 months) - $25 million in deposits as
of August, 2007.

Valley Shareholder Data
Listed on the NYSE nearly 14 years
Market capitalization exceeds $2.7 billion
52 week average share volume near 300
thousand
Ownership
Inside – 6.88%
Institutional – 24.06%
Current Multiples
Price to Earnings (TTM) – 16.3x
Price to Book – 295.1x
© 2000-2007 SNL Financial (snl.com) All rights reserved
Price and market data as of August 31, 2007

Valley’s Performance
21.89%
16.38%
14.33%
0.00%
6.00%
12.00%
18.00%
24.00%
ROATE
© 2000-2007 SNL Financial (snl.com) All rights reserved
Financial data as of June 30, 2007
Return on average tangible equity has exceeded
20.0% for 25 straight quarters.
1.30%
1.03%
1.05%
0.00%
0.50%
1.00%
1.50%
ROAA
Valley Asset Size Peer Group OCC Peer Group

Valley’s Dividend Performance
3.70%
3.00%
2.56%
0.00%
1.00%
2.00%
3.00%
4.00%
Dividend Yield
© 2000-2007 SNL Financial (snl.com) All rights reserved
Price data as of August 31, 2007; Financial data as of June 30, 2007
Cash dividend increased 1,686% during the last
25 years
Annual cash dividend increased 38 of the last 39
years
59.25%
43.88%
39.61%
0.00%
15.00%
30.00%
45.00%
60.00%
Dividend Payout
Valley Asset Size Peer Group OCC Peer Group

Future Goals
Maintain a high level of asset quality
Expand branch network
Emphasize business lending
Take advantage of changing banking
environment in the northeast market
Utilize strength of balance sheet to expand
acquisition possibilities

For More Information
Log onto our web site:   www.valleynationalbank.com
Visit our kids site: www.vnbkids.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, Senior Vice President
Director of Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Non-GAAP Disclosure Reconciliation
These materials contain the average five year annual return on average tangible shareholders’ equity, a financial measure determined by methods other than in accordance with accounting principles generally accepted in the
United States of America (“GAAP”).
The average five year annual return on average tangible shareholders’ equity is computed by dividing the sum of the return on average tangible shareholders’ equity for the last five annual periods by five.  Return on average tangible shareholders’ equity is computed by dividing net income by average tangible shareholders’ equity.  The most directly comparable GAAP measure, return on average shareholders’ equity, is determined by dividing net income by average shareholders’ equity.  Average tangible shareholders’ equity excludes from average shareholders’ equity acquisition-related goodwill and other intangible assets.  We believe that the presentation of the average five year annual return on average tangible shareholders’ equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital.
The following table reconciles average tangible shareholders’ equity to average shareholders’ equity for the periods used to compute the average five year annual return on average tangible shareholders’ equity presented:
For the six
months ended
6/30/2007 2006 2005 2004 2003 2002
Net income $89,113 $163,691 $163,449 $154,398 $153,415 $154,616
Average shareholders' equity 925,760 949,613 852,834 678,068 633,744 655,447
Less:  Average goodwill and other
intangible assets (209,956) (214,338) (160,607) (48,805) (45,716) (37,463)
Average tangible shareholders' equity $715,804 $735,275 $692,227 $629,263 $588,028 $617,984
Return on average tangible shareholders' equity 24.90% 22.26% 23.61% 24.54% 26.09% 25.02%
For the years ended December 31,
($ in thousands)